UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 28, 2004

INNSUITES HOSPITALITY TRUST

(Exact Name of Registrant as Specified in Charter)

Ohio	001-07062	34-6647590
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

InnSuites Hotels Centre, 1615 E. Northern Avenue, Suite 102, Phoenix, Arizona		85020
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (602) 944-1500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d(b))

☐                           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02                         Results of Operations and Financial Condition

On December 28, 2004, InnSuites Hospitality Trust issued a press release announcing its anticipated earnings for the period ended October 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished to the Securities and Exchange Commission and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, the information contained in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InnSuites Hospitality Trust

	By:	/s/ Marc E. Berg
Marc E. Berg
Executive Vice-President, Secretary/Treasurer

Date: December 28, 2004